Filed Pursuant to Rule 497
Registration No. 333-193241

Supplement No. 6 dated December 19, 2014
to
Prospectus dated July 1, 2014

This supplement contains information which amends, supplements or modifies certain information contained in the prospectus of Business Development Corporation of America, which we refer to as the Company, our, us or we, dated July 1, 2014, or the Prospectus, as supplemented by Supplement No. 5 dated December 18, 2014, Supplement No. 4 dated December 5, 2014, Supplement No. 3 dated November 21, 2014, Supplement No. 2 dated November 6, 2014 and Supplement No. 1 dated September 9, 2014. Terms not defined herein shall have the meanings ascribed to them in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 33 of the Prospectus before you decide to invest.

PROSPECTUS UPDATES

Effective December 18, 2014, the board of directors of the Company appointed Randolph C. Read as an independent director and a member of the audit, compensation and nominating and corporate governance committees. Accordingly, the disclosure in the Prospectus is revised as follows:

Management

•	The table under the sub-heading “Directors” on page 105 of the Prospectus is replaced in its entirety with the following:

“Name	Age	Director Since	Expiration of Current Term
Interested Directors
Nicholas S. Schorsch	53	2010	2015 Annual Meeting
William M. Kahane	66	2010	2015 Annual Meeting
Independent Directors
Leslie D. Michelson	63	2011	2015 Annual Meeting
Randolph C. Read	62	2014	2015 Annual Meeting
Edward G. Rendell	70	2011	2015 Annual Meeting”

•	Mr. Read’s biography is added under the sub-heading “Biographical Information – Independent Directors” following Mr. Michelson’s biography on page 108 of the Prospectus:

“Randolph C. Read was appointed an independent director of our company in December 2014. Mr. Read has been President and Chief Executive Officer of Nevada Strategic Credit Investments, LLC since 2009.  From 2007 to 2009 Mr. Read served with The Greenspun Corporation, lastly as Executive Director and President, whose companies included its wholly owned subsidiary American Nevada Realty.  Mr. Read has previously served as President of a variety of other companies, including International Capital Markets Group, Inc.  Mr. Read serves on the Board of Directors of Pacific Millennium Packaging Group Corporation (Hong Kong) and the advisory board of the Flying Food Group, LLC and has previously served on a number of public and private company boards.  He has an M.B.A. in Finance from the Wharton Graduate School of the University of Pennsylvania and a B.S. from Tulane University.

We believe that Mr. Read’s prior business experience and his leadership qualities make him well-qualified to serve as a member of our Board of Directors.”

•	The section under the sub-heading “Committees of the Board of Directors” on page 110 of the Prospectus is replaced in its entirety with the following:

“Audit Committee

Our audit committee is composed entirely of independent directors. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing of debt and equity securities that are not publicly traded or for which current market values are not readily available.

The board of directors and audit committee may utilize the services of an independent valuation firm (such as CTS Capital Advisors, LLC) to help them determine the fair value of these securities. Messrs. Michelson (chairman) and Read serve as the members of our audit committee.

Compensation Committee

Each member of the compensation committee is independent for purposes of the 1940 Act. The compensation committee operates pursuant to a written charter and conducts periodic reviews of our Investment Advisory Agreement. The committee considers in such periodic reviews, among other things, whether the compensation of our Adviser is reasonable in relation to the nature and quality of services performed, and whether the provisions of the Investment Advisory Agreement are being satisfactorily performed. Messrs. Michelson (chairman), Read and Rendell serve as the members of our compensation committee.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee is composed entirely of independent directors. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management. Our nominating and corporate governance committee will consider stockholders’ proposed nominations for director; however, please see “Description of our Securities” for more information on certain requirements that must be met in connection therewith. Messrs. Michelson, Read and Rendell serve as the members of our nominating and corporate governance committee.”

•	The table on page 111 of the Prospectus under the sub-heading “Compensation of Directors” is replaced in its entirety with the following:

“Name	Fees Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total Compensation ($)
Nicholas S. Schorsch(1)	$—	$—	$—	$—	$—	$—	$—
William M. Kahane(1)	—	—	—	—	—	—	—
Leslie D. Michelson	32,083	—	—	—	—	—	32,083
Randolph C. Read	—	—	—	—	—	—	—
Edward G. Rendell	23,333	—	—	—	—	—	23,333

(1)	Messrs. Schorsch and Kahane receive no compensation for serving as a director.”

Stock Ownership by Directors, Officers and Certain Stockholders

•	The first table on page 125 is replaced in its entirety with the following:

“Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage(2)
Interested Directors:
Nicholas S. Schorsch	—	—
William M. Kahane	—	—
Independent Directors:
Leslie D. Michelson	8,435	—
Randolph C. Read	—	—
Edward G. Rendell	—	—
Officers (that are not directors):
Peter M. Budko	33,749	—
Nicholas Radesca	—	—
Robert K. Grunewald	—	—
All directors and executive officers as a group (8 persons)	206,050(3)	0.13%

(1)	The business address of each individual or entity listed in the table is 405 Park Avenue, 14th Floor, New York, New York 10022.

(2)	Based on a total of 156,731,461 shares of common stock issued and outstanding on December 1, 2014.

(3)	Our Adviser, which owns 163,866 shares of the 206,050 presented above, is 100% owned by American Realty Capital II Advisors, LLC, which is majority-owned by Nicholas S. Schorsch and William M. Kahane.”

•	The second table on page 125 is replaced in its entirety with the following:

“Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Nicholas S. Schorsch	over $100,000
William M. Kahane	over $100,000
Independent Directors:
Leslie D. Michelson	—
Randolph C. Read	—
Edward G. Rendell	—

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned by our directors is based on the current offering price of $11.20 per share.

(3)	The dollar range of equity securities beneficially owned is: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.”